SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20579


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                                   FORM 8-K
                                CURRENT REPORT

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                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 1996



                        First Nationwide Holdings Inc.
(Exact name of registrant as specified in its charter)



  Delaware                    33-82654                            13-3778552

(State or other            (Commission                          (IRS Employer
 jurisdiction of            File Number)                  Identification No.)
 incorporation)




38 East 63rd Street, New York, New York                               10021
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:(212) 572-8500



                                Not Applicable
(Former name or former address, if changed since last report)






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ITEM 5.   OTHER EVENTS.

          As previously announced, First Nationwide Holdings Inc. ("Holdings") has entered into an Agreement and Plan of Merger dated as of July 27, 1996 pursuant to which it will acquire (the "Cal Fed Acquisition") Cal Fed Bancorp Inc. ("Cal Fed") and its wholly owned subsidiary, California Federal Bank, A Federal Savings Bank ("California Federal"). Holdings is a holding company whose only significant asset is all the common stock of First Nationwide Bank, A Federal Savings Bank ("First Nationwide" or the "Bank"). Holdings will finance the Cal Fed Acquisition through (i) an issuance of approximately $525 million aggregate principal amount of senior subordinated notes (the "Notes"),
(ii) a contribution by an indirect parent corporation of Holdings of approximately $145 million in cash in exchange for $150 million aggregate liquidation value of perpetual preferred stock of Holdings (the "Holdings Preferred Stock") and (iii) existing cash. The offering of the Notes (the "Offering") will not be registered under the Securities Act of 1933, as amended, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits.

          10.1 Amendment to Employment Agreement, dated as of June 1, 1996, between First Nationwide Bank, A Federal Savings Bank and Carl B. Webb II.

          10.2 Amendment to Employment Agreement, dated as of June 1, 1996, between First Nationwide Bank, A Federal Savings Bank and Richard P. Hodge.

          10.3 Amendment to Employment Agreement, dated as of June 1, 1996, between First Nationwide Bank, A Federal Savings Bank and
               J. Randy Staff.

          10.4 Employment Agreement, dated as of June 1, 1996, between First Nationwide Bank, A Federal Savings Bank and Christie S. Flanagan.

          10.5 Amendment to Employment Agreement, dated as of June 1, 1996, between First Nationwide Bank, A Federal Savings Bank and Lacy G. Newman.

          99.1 Unaudited Pro Forma Financial Data of First Nationwide Holdings Inc. and Subsidiaries.

          99.2 Press Release.




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRST NATIONWIDE HOLDINGS INC.


Dated: August 30, 1996

                                                By:  /s/ Joram C. Salig
                                                     ---------------------
                                                     Name:  Joram C. Salig
                                                     Title: Vice President




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                                   EXHIBITS

Exhibit No.                   Document
- -----------                   --------

10.1 Amendment to Employment Agreement, dated as of June 1, 1996, between First Nationwide Bank,
                              A Federal Savings Bank and Carl B. Webb II.

10.2 Amendment to Employment Agreement, dated as of June 1, 1996, between First Nationwide Bank,
                              A Federal Savings Bank and Richard P. Hodge.

10.3 Amendment to Employment Agreement, dated as of June 1, 1996, between First Nationwide Bank,
                              A Federal Savings Bank and J. Randy Staff.

10.4 Employment Agreement, dated as of June 1, 1996, between First Nationwide Bank, A Federal Savings Bank and Christie S. Flanagan.

10.5 Amendment to Employment Agreement, dated as of June 1, 1996, between First Nationwide Bank, A Federal Savings Bank and Lacy G. Newman.

99.1                          Unaudited Pro Forma Financial Data of
                              First Nationwide Holdings Inc. and
                              Subsidiaries.

99.2                          Press Release.



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